Exhibit 99.9

                     FINANCIAL PUBLIC RELATIONS AGREEMENT


     This FINANCIAL PUBLIC RELATIONS AGREEMENT ("Agreement") is entered into as of October 24, 1997 by and between Marketing Direct Concepts, a Nevada Corporation, located at 333 N. Rancho, Suite 900, Las Vegas, NV 89106 (hereinafter referred to as "MDC") and Saf T Lok, Inc., 28245 S.E. Federal Highway, Tequesta, FL 33469, (hereinafter referred to as the "Company").

1.   PUBLIC RELATIONS CAMPAIGN

     The Company hereby engages MDC to design and execute a financial public relations campaign for the benefit of the Company. It will be comprised of the following components (collectively, the "Campaign") and is designed to create a higher level of recognition for the Company's common stock throughout the investment community:

     (a) MDC will e-mail out 150,000 e-mails per month, to potential investors information on Saf T Lok, Inc. Potential investors will be directed to inquire directly to the Company, for more information, for a possible investment opportunity.

     (b) MDC will establish and maintain contact with the investment community through its Broker Representative Department to disseminate infor-mation about the Company to brokers, analysts and investment/fund managers. Our database will match the appropriate investment personnel with the Company, in order to develop and broaden the Company's shareholder base.

     (c) MDC will contact mutual fund managers, broker/dealers, investment banking firms, investment management firms, bank trust departments and insurance company investment units, to introduce, inform, educate and continually update them on the Company's, both long and short term, business objectives/developments. This will include a quarterly newsletter sent by fax to at least 2,000 recipients in the financial community.

     (d) MDC will maintain an Internet Web site, containing current infor-mation on the Company, which can be updated every 30 days, upon the written request of the Company. All leads on prospective investors generated from this Web site will be sent to the company for their distribution. This Internet service will be maintained for the dur-ation of this Agreement.

     (e) MDC will provide teleconference call services totaling 500 minutes once every quarter. Additional teleconference services will be billed in accordance with Exhibit C.

     (f) MDC will provide broadcast faxing services up to 1,000 pages per month. Additional broadcast faxing will be billed in accordance with Exhibit C.

     The term of the Campaign will commence upon the execution of this Agree-ment, and will terminate on October 23, 1998.

     In connection with the Campaign, MDC will provide the Company's management with a distribution, follow-up, and data tracking report. This report will be produced on a monthly basis. This report will include stockbrokers, financial consultants, financial advisors and other persons who are included in MDC's database.

     Attached hereto, as Exhibit A, is MDC's Compensation. Attached hereto, as Exhibit B, are Guidelines for Providing Material on Behalf of the Company. Attached hereto, as Exhibit C, is a Price List for Purchasing Additional Services. While the Campaign will constitute the sole obligation of MDC under this Agreement, the parties understand that MDC may also be requested by the Company to provide it with consulting services, financial planning and intro-duction to funding sources. MDC reserves the right to seek separate comp-ensation for these additional services.


2.  REPRESENATIONS, WARRANTIES AND COVENANTS

     (a) MDC. MDC hereby represents, Warrants and/or covenants to the Company as follows:

          (1) MDC will utilize its best efforts to design the Campaign in a manner most beneficial to the Company. However, it is under-stood that MDC makes no representations or warranties regarding the eventual impact of the Campaign upon the average daily trading volume and/or market price of the Company's securities.

          (2) MDC will prepare an Information Report on the Company based on information provided by the Company. Such Report can be dis-tributed by either the Company or MDC, with the printing and mailing costs born by the Company. MDC will also provide verbal information to brokers, analysts and investment managers based on information that has been approved by the Company. Under no circumstances will MDC talk to individual investors. Any inquiries received directly from individual investors will be referred to the Company. MDC will provide the Company with a copy of the Information Report it intends to utilize. The Company will have three (3) business days to approve such Report. After the expiration of (3) three business days, MDC will make a second request for approval, with a response due in
               (24) twenty-four hours. If no response is received to the second request within (24) twenty-four hours, then the Company shall be deemed to have approved such Report. It is understood that MDC will not be obligated to make an independent invest-igation of any information provided by the Company, and that MDC will have the right to rely exclusively upon the accuracy of statements and documents provided by the Company.

          (3) MDC's activities, at all times, will comply with all applicable laws.

          (4) MDC is aware of the legal restrictions on the use and publi-cation of material considered to be non-public, or insider, information.

     (h) The Company. The Company represents, Warrants and/or covenants to MDC that:

          (1) The Company agrees that it will make the monthly payments due under this Agreement (if applicable), as per Exhibit A, on the monthly anniversary date of the Agreement. If, during the term of this Agreement, the Company falls 30 days, or more, in ar-rears on its payments to MDC, then MDC reserves the right to im-mediately suspend the Campaign.

          (2) All information provided by the Company to MDC: (a) will be true complete, and accurate, in all material respects and (b) will not omit material information on the operations of the Company which is relevant to the Informative Report prepared by MDC. Subsequent information will be disseminated pursuant to a press release provided to the Dow Jones wire service prior to appearing in any Information Report. MDC will provide a series of Guidelines, set forth in Exhibit B hereto, regarding public disclosure of information and the Company agrees to comply with such Guidelines, as long as such Guidelines do not conflict with any of those provided by the NASD, SEC or any other regulatory agency. In the event that the Company fails to comply with any of the foregoing requirements, then MDC's obligation to conduct the campaign will be suspended until the Company is in full compliance. Upon execution of this Agreement, the Company will appoint a Company representative, who will be the point of contact with MDC, and entities within the financial community introduced to the Company by MDC. The Company further re-presents that it will immediately provide MDC with altered and/or written updates on any changes in the Company, which cause information previously provided to MDC to be significantly inaccurate. The Company represents that it will comply in all material respects with applicable state and federal Securities laws, including, but not limited to (i) complying with all notices and filing requirements and (ii) certifying that the Company is in good standing with the S&P.

          (3) During this Agreement, at all times during regular business hours and upon reasonable notice, representative(s) from MDC will have full access to the books, records, and filings of the Company, provided such documents are "public" information. This will enable MDC to insure that the Company is a suitable client, with such determination to be made by MDC, in its sole dis-cretion. Should MDC determine, during the term of this Agree-ment, that the Company is an unsuitable client, the Campaign may be immediately terminated by MDC, pursuant to a written notice to the Company. In the event that MDC elects to terminate the Campaign under this subsection, MDC is not obligated to return any of the compensation paid by the Company.

          (4) The Company agrees to indemnify and hold harmless MDC and each of its officers, directors, agents, employees and controlling persons (collectively "Indemnified Persons") to the fullest extent permitted by law, from any and all losses, claims, dam-ages, expenses (including reasonable fees, disbursements, and other charges of counsel), actions, proceedings or investigation (whether formal or informal), or threats thereof actually in-curred by MDC as the proximate result of the Company providing MDC inaccurate and false information. In connection with the Company's obligation to indemnify expenses, as set forth above, the Company further agrees to reimburse each indemnified Person for all expenses, including reasonable fees, disbursements and charges of counsel, as they are incurred by such Indemnified Person.

          (5) The Company agrees to notify MDC (30) thirty business days prior to the commencement of any equity or debt raise.

          (6) The Company will provide MDC with copies of its filings with the Securities & Exchange Commission, within three (3) business days of such filings. The Company will notify MDC of other matters which might materially impact upon the market price of the Company's securities, including, but not limited to, trading lock-up agreements and expirations, pending registration rights and communications with the brokerage community and market-makers for the Company's securities.

3.   CONFIDENTIALITY

     MDC agrees that, during and after the term of this Agreement, it will not disclose to any third party, or to authorize any third party to use infor-mation relating to the business or interests of the Company which MDC knows, or has reason to know, is regarded as confidential and valuable to the Company. The parties acknowledge and agree that, in determining whether information is confidential information and/or a trade secret, the fact that such information is not marked "confidential" will not adversely affect its confidentiality or trade secret status. MDC agrees that, if its Agreement and relationship with the Company is terminated, MDC will return to the Company, upon request, all of the Company's records and papers/ MDC shall, however, have the right to disclose trade secrets or confidential information of the Company in either of the following events: (1) with the Company's prior express written permis-sion; or (2) under order of a judicial or administrative process in connection with an action, suit, proceeding, or claim.

4.  MDC'S SERVICES TO OTHERS

     The company acknowledges that MDC and/or its affiliates, are in the bus-iness of providing financial public relations services. Nothing herein con-tained will be construed to limit or restrict MDC in conducting such business with respect to others, or in rendering such advice to others. MDC will perform its services hereunder as an independent contractor and not as an employee of the Company or affiliate thereof. It is expressly understood and agreed to by the parties hereto that MDC shall have no authority to act for, represent or bind the Company or any affiliate thereof, except; as expressly understood and agreed to in writing by the Company.

5.   MISCELLANEOUS

     (a) Further Actions. Each party to this Agreement agrees, at its ex-pense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

     (b) Notices. Any notice or other communication required or permitted to be given hereunder will be in writing and will be mailed by certified mail, return receipt requested (or by the most nearly comparable me-thod, if mailed from or to a location outside of the United States), or delivered against receipt to the party to whom it is to be given at the address, if such party is set forth in the preamble to this Agreement (or to such other address as the party will have furnished in writing in accordance with the provisions of this Section.) Any notice given to any corporate party will be addressed to the signa-tory of this Agreement, or the signatory's successor. Any notice or other communication given by certified mail (or by such comparable method) will be deemed given at the earlier of five (5) business days after certification, or at the time of receipt thereof.

     (c)  Early Termination or Interruption of Contract.

          (1) Should the Company wish to terminate the services of MDC, with-out cause, during the term of this Agreement, MDC will allow such termination under the following terms and conditions.

               (A)  All monies paid to MDC are to be deemed non-refundable.

               (B) If the Company has used any of the additional services as provided in Exhibit C upon cancellation of this contract the Company will make an immediate payment to clear up any balance of monies owed to MDC in conjunction with Exhibit
                    C.  Such payments will be made by the Company within three
                    (3) business days.

     (d) Waiver. A waiver, by either party, of a breach of a provision of this Agreement will not be construed to be a waiver of any other provision of this Agreement. The failure of a party to insist up-on strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term, or any other term of this Agreement.

     (e) Binding Effect. The Provisions of this Agreement will be binding up-on and inure to the benefit of the Company, MDC and their respective successors and assigns. However, an assignment by any party, of its rights under this Agreement, without the written consent of the other party, will be void.

     (f) Damages. In the event that any covenant, representation, warranty or other term of this Agreement is breached by either party, and such breach shall continue for a period of ten (10) business days after receipt of written notice from the other party, the non-breaching party will be relieved of any obligations it may have hereunder, and the non-breaching party, in addition to the rights and remedies granted hereunder, will be entitled to all other recourse provided by applicable law.

     (g) Severability. If any provision of this Agreement is invalid, illegal or unenforceable, the balance of this Agreement will remain in ef-fect. If any provision is inapplicable to any person or circumstance it will still remain applicable to any other persons and circum-stances.

     (h) Counterparts. This Agreement may be executed in several counter-parts, each of which will be deemed original, but all of which to-gether shall constitute one and the same Agreement.

     (i) Dispute Resolution. In the event of a dispute with respect to this agreement, such dispute will be arbitrated in accordance with the rules of the State of Nevada.


     (j) Facsimile Copy. Both parties agree that upon receipt of signatures via facsimile, this Agreement is deemed as an original and is binding.

     (k) This agreement shall not take effect unless the agreement relating to a Regulation S offering for 1,500,000 shares of common stock by the company and stock purchase warrants are released from escrow on or before November 5, 1997.


IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first set forth above:

MARKETING DIRECT CONCEPTS, INC.                    Saf T Lok, Inc.
a Nevada Corporation



By: /s/ Michael Calderone                          By: /s/ John L. Gardner
    Michael Calderone, President & CEO                 John Gardner




                                   EXHIBIT A

                        MARKETING DIRECT CONCEPTS, INC.

                                 Compensation


     In consideration for the services rendered by MDC, pursuant to the Agree-ment, the Company will pay compensation to MDC, as set forth below. There will be no other compensation payable under the Agreement, except for additional services purchased by the company, as set forth in Exhibit C.

1. The Company shall make an initial payment of $375,000 out of the proceeds of the Private Placement and an additional $375,000 at the time of the ex-ercise of outstanding stock purchase Warrants for at least 500,000 shares for $2.00 per share. If such warrants are not exercised, no further pay-ment shall be made by the company.



The Company understands when signing this Agreement that all payments made to MDC will have been deemed fully earned and non-refundable, under no circum-stances shall the Company seek a refund for services they believe no provided by MDC. The Company shall no have the right to pursue MDC in any legal matter pertaining to non-performance of services associated with this contract.




                                   EXHIBIT B

                        MARKETING DIRECT CONCEPTS, INC.

          Guidelines for Providing Material on Behalf of Your Company


     Marketing Direct Concepts, Inc. (MDC) cannot review all documents provided by the Company, so it is important to provide MDC with information about your Company using the following guidelines.

     The basic prohibitive in all of the important statutes and rules that will create a liability under the Federal SEC laws is directed against making false and misleading statements. The following are general guidelines to be used when providing MDC with materials.

     1. The best information to use are materials that provide factual and truthful information on the Company's history, operations, technol-ogy, research and development, products and markets.

     2.   Financial information which is audited, if applicable, and public.
            Example: "For fiscal year end 1995 the Company revenues were $X."

     3. Names of outside persons, companies or products may not be used with-out the express, written permission of the "entity". This involves providing the "entity" with a copy of the proposed statement spec-ifying where it will be printed and obtaining written consent of the "entity".

     4.   All reference must have verifiable sources.
            Example: "The market for the technology has been estimated to be in excess of $50 million".(See Forbes Magazine pg. xx, Aug., 1996)

     5. Projections, whether of financials, sales, or otherwise are dangerous as they may be relied upon as fact. If not met, they can be the basis of law suits. All projections must be pre-released in a Comp-any press release prior to any MDC publishing.

     6. Exaggerations, exclamations and (hyping) are to be avoided at all times.

     7. An omission of a material fact is also considered misleading, if not fully disclosed.
            Example: "The Company received a large order for their product, however, the Company failed to state the order was given at a 60% discount off the Company's regular prices. The statement could then be fraudulent and misleading.



                                   EXHIBIT C

                        MARKETING DIRECT CONCEPTS, INC.

                 Price List for Purchasing Additional Services



Internet: If the Company wishes to remain on MDC's Web site after the expiration of the Agreement, the monthly cost will be $5,000. Broadcast email, after the initial 150,000, will be at the rate of $1.00 per email with a limit of one page per broadcast, and a maximum of two pages per month.


Teleconferences: MDC includes 500 minutes under this Agreement. Each tele-conference call will have a line setup cost equal to 100 minutes. Quarterly usage in excess of 500 minutes, including the line set up charge, will be billed at the rate of $0.90 per minute, per line.


Broadcast faxing: Broadcast faxing services in excess of 1,000 pages per month will be billed at the rate of $.40 center per page. Broadcast faxes in excess of 5,000 per month will be billed at $1.50 per page.


Investors Mailing List: MDC will provide up to 100,000 names for a private mailing at $3.00 per name. This will include postage, design, layout and printing, up to #1.20 per piece (mail out).


Services not included in this Agreement will not be provided without the written permission of the Company.


Creating and designing all marketing literature, and brochures, will be billed at $75.00 per hour.


Production and printing costs are quoted on a per job basis.